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                                                                  EXHIBIT 10(ay)

                           FORM OF ADDITIONAL GUARANTY

          ADDITIONAL GUARANTY dated as of November __, 2001 by BONEY WILSON & SONS, INC., a North Carolina corporation, FL FOOD LION, INC., a Florida corporation, HANNAFORD PROCUREMENT CORP., a Maine corporation, HANNBRO COMPANY, a Maine corporation, MARTIN'S FOODS OF SOUTH BURLINGTON, INC., a Vermont corporation, RISK MANAGEMENT SERVICES, INC., a North Carolina corporation and SHOP `N SAVE-MASS., INC., a Massachusetts corporation (each with its successors, a "Guarantor" and together, the "Guarantors") in favor
                             ---------                     ----------
     of JPMORGAN CHASE BANK (successor by merger to Morgan Guaranty Trust Company of New York), as Administrative Agent (with its successors, the "Administrative Agent").
      --------------------

                                   WITNESSETH:
                                   -----------

          WHEREAS, Delhaize America Inc., a North Carolina corporation (with its successors, the "Borrower"), certain lenders (the "Lenders") and the
                      --------                          -------
     Administrative Agent are parties to a $500,000,000 5-Year Credit Agreement dated as of January 26, 2000 (as the same may be amended from time to time, the "Credit Agreement"); and
          ----------------

          WHEREAS, the Borrower directly or indirectly holds 100% of the voting equity of each Guarantor;

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

          SECTION 1.1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

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          "Guaranteed Obligations" means: (i) all principal of and interest
           ----------------------
     (including, without limitation, any interest which accrues after or would accrue but for the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding) on any loan under, or any note issued pursuant to, the Credit Agreement, (ii) all other amounts payable by the Borrower under the Loan Documents and
     (iii) any amendments, restatements, renewals, extensions or modifications of any of the foregoing.

          "Obligor" means any party to any Loan Document, other than the
           -------
     Administrative Agent or any Lender.

                                    ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

          Each Guarantor represents and warrants that:

          SECTION 2.1. Organization; Powers. Such Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect on such Guarantor, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

          SECTION 2.2. Authorization; Enforceability. This Agreement is within such Guarantor's powers and has been duly authorized by all necessary corporate action and, if required, action on the part of its shareholders. This Agreement has been duly executed and delivered by such Guarantor and constitutes a legal, valid and binding obligation of such Guarantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          SECTION 2.3. Corporate and Governmental Authorization; No Contravention. This Agreement (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except consents, approvals, registrations or filings as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the articles or certificate of incorporation or other organizational


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     documents of such Guarantor or any order of any Governmental Authority, (c)
     will not violate or result in a default under any indenture, agreement or instrument binding upon the Borrower or any of its Subsidiaries or its assets, other than defaults or violations for which consents or waivers have been obtained, or which individually or in the aggregate could not reasonably be expected to result in a Material Adverse Effect on the Borrower or such Guarantor, (d) will not give rise to a right under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets to require any payment to be made by the Borrower or any of its Subsidiaries other than any payments contemplated to be made in connection with the Transactions and (e) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

          SECTION 2.4. Rank of Debt. The obligations of such Guarantor under this Agreement to pay the Guaranteed Obligations constitute direct and unconditional obligations of such Guarantor and rank at least pari passu in right of payment with all other unsecured, unsubordinated Debt of such Guarantor.

          SECTION 2.5. No Set-Off. The obligations of such Guarantor under this Agreement are not subject to any defense, set-off or counterclaim by such Guarantor or any other Person or any circumstance whatsoever which might constitute a legal or equitable discharge from its obligations thereunder.

                                    ARTICLE 3

                                  THE GUARANTY

          SECTION 3.1. The Guaranty. Each Guarantor jointly and severally hereby unconditionally guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the Guaranteed Obligations. Upon failure by the Borrower to pay punctually any Guaranteed Obligation, each Guarantor agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement or the other relevant Loan Document, as the case may be.

          SECTION 3.2. Guaranty Unconditional. The obligations of each Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:


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          (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of any other Obligor or any other Person under any Loan Document, by operation of law or otherwise;

          (b) any modification or amendment of or supplement to the Credit Agreement or any other Loan Document;

          (c) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of the Borrower, such Guarantor, any other Guarantor or any other Person under any Loan Document;

          (d) any change in the corporate existence, structure or ownership of the Borrower, such Guarantor, any other Guarantor or any other Person or any of their respective Subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, such Guarantor, any other Guarantor or any other Person or any of their assets or any resulting release or discharge of any obligation of the Borrower, such Guarantor, any other Guarantor or any other Person contained in any Loan Document;

          (e) the existence of any claim, set-off or other rights which such Guarantor may have at any time against the Borrower, the Administrative Agent, any Lender, any other Guarantor or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

          (f) any invalidity or unenforceability relating to or against the Borrower, any other Obligor, any other Guarantor or any other Person for any reason of the Credit Agreement or any other Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower, of the principal or the interest or any other amount payable by the Borrower under any Loan Document; or

          (g) any other act or omission to act or delay of any kind by the Borrower, the Administrative Agent, any other Guarantor, any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to obligations of such Guarantor hereunder.

          SECTION 3.3. Effectiveness of Guaranty; Reinstatement in Certain Circumstances; Release of Each Guarantor. (a) Each Guarantor's obligations hereunder shall remain in full force and effect until the repayment in full of all Guaranteed Obligations and the termination of the Commitments under the Credit Agreement. If at any time any payment of Guaranteed Obligations payable by the

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     Borrower is rescinded or must be otherwise restored or returned upon the insolvency or receivership of the Borrower or otherwise, each Guarantor's obligations hereunder with respect thereto shall be reinstated as though such payment had been due but not made at such time.

          (b) At any time prior to the termination of each Guarantor's obligations hereunder, in accordance with subsection (a), the Administrative Agent may release such Guarantor from its obligations hereunder in accordance with Section 9.02(c) of the Credit Agreement.

          SECTION 3.4. Waiver by Each Guarantor. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any corporation or person against the Borrower, any other Guarantor or any other Person.

          SECTION 3.5. Subrogation. Upon making any payment with respect to the Borrower hereunder, the Guarantor that has made such payment shall be subrogated to the rights of the payee against the Borrower with respect to such payment; provided that such Guarantor shall not enforce any payment by way of subrogation until the repayment in full of all Guaranteed Obligations and the termination of the Commitments under the Credit Agreement.

          SECTION 3.6. Stay of Acceleration. In the event that acceleration of the time for payment of any Guaranteed Obligation is stayed upon insolvency or receivership of the Borrower or otherwise, all such Guaranteed Obligations otherwise subject to acceleration under the terms of any Loan Document shall nonetheless be payable by each Guarantor hereunder forthwith on demand.

          SECTION 3.7. Limit of Liability. The obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

                                    ARTICLE 4

                                  MISCELLANEOUS


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          SECTION 4.1. Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing in accordance with Section 9.02(c) of the Credit Agreement.

          SECTION 4.2. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered in accordance with
     Section 9.01 of the Credit Agreement.


          SECTION 4.3. No Waiver; Remedies. No failure on the part of the Administrative Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent of any right under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other remedies provided by law.

          SECTION 4.4. Right of Set-off. If any Guarantor fails to pay any Guaranteed Obligation when due, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of such Guarantor against any and all of the obligations of such Guarantor now or hereafter existing under the Loan Documents held by such Lender or any of its Affiliates, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

          SECTION 4.5. Continuing Guaranty. This Guaranty is a continuing Guaranty and shall be binding upon each Guarantor and its respective successors and assigns, and inure to the benefit of and be enforceable by the Administrative Agent or each Lender and its successors, transferees and assigns. This Guaranty is for the benefit of each Lender and its successors and assigns, and in the event of an assignment of all or any of any Lender's interest in and to its rights and obligations under the Credit Agreement in accordance with the Credit Agreement, the assignor's rights hereunder, to the extent applicable to the indebtedness or obligation so assigned, shall automatically be transferred with such indebtedness or obligation.

          SECTION 4.6. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction,


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     be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 4.7. Taxes. Each Guarantor agrees to comply with the provisions of Section 2.15 of the Credit Agreement and such provisions, and all related defined terms, are incorporated by reference into this Guaranty as if fully set forth herein, except that (i) any references to "the Borrower" shall be deemed to be references to each Guarantor, and (ii) any references to any obligation under the Credit Agreement shall be deemed to be references to obligations hereunder.

          SECTION 4.8. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

          (b) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against each Guarantor or its properties in the courts of any jurisdiction.

          (c) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.


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          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 4.02. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 4.9. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO
     (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 4.10. Appointment of Agent for Service of Process. (a) Each Guarantor hereby irrevocably designates, appoints, authorizes and empowers as its agent for service of process, CT Corporation System, at its offices currently located at 1633 Broadway, New York, New York 10019 (the "Process Agent"), to accept and acknowledge for and on behalf of such Guarantor service of any and all process, notices or other documents that may be served in any suit, action or proceeding relating hereto in any New York State or Federal court sitting in the State of New York. Such designation and appointment shall be irrevocable until all Guaranteed Obligations shall have been paid in full in accordance with the provisions thereof. Each Guarantor covenants and agrees that it shall take any and all reasonable action, including the execution and filing of any and all documents, that may be necessary to continue the foregoing designations and appointments in full force and effect and to cause the Process Agent to continue to act in such capacity.

          (b) Each Guarantor consents to process being served in any suit, action or proceeding of the nature referred to in Section 4.09 by serving a copy thereof upon the Process Agent. Without prejudice to the foregoing, the Lenders and the Administrative Agent agree that to the extent lawful and possible, written notice of said service upon the Process Agent shall also be mailed by registered or certified airmail, postage prepaid, return receipt requested, to such Guarantor at its address specified in or pursuant to Section 4.02 or to any other address of which such Guarantor shall have given written notice to the Administrative Agent. If

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     said service upon the Process Agent shall not be possible or shall otherwise be impractical after reasonable efforts to effect the same, each Guarantor consents to process being served in any suit, action or proceeding of the nature referred to in Section 4.09 by the mailing of a copy thereof by registered or certified airmail, postage prepaid, return receipt requested, to the address of such Guarantor specified in or pursuant to Section 4.02, which service shall be effective 5 days after deposit in the United States Postal Service. Each Guarantor agrees that such service (i) shall be deemed in every respect effective service of process upon such Guarantor in any such suit, action or proceeding and (ii) shall to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such Guarantor.

          (c) Nothing in this Section shall affect the right of any party hereto to serve process in any manner permitted by law, or limit any right that any party hereto may have to bring proceedings against any other party hereto in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

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          IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be duly executed by their respective authorized officers as of the day and year first above written.

                                            BONEY WILSON & SONS, INC.



                                            By
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                            FL FOOD LION, INC.



                                            By
                                                 -------------------------------
                                                 Name:
                                                 Title:



                                            HANNAFORD PROCUREMENT CORP.



                                            By
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                            HANNBRO COMPANY

                                            By
                                                 -------------------------------
                                                 Name:
                                                 Title:


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                                            MARTIN'S FOODS OF SOUTH
                                                BURLINGTON, INC.


                                            By
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                            RISK MANAGEMENT SERVICES, INC.



                                            By
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                            SHOP `N SAVE-MASS., INC.



                                            By
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                            JPMORGAN CHASE BANK, as
                                                 Administrative Agent

                                            By
                                                 -------------------------------
                                                 Name:
                                                 Title:


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